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                                    FORM OF
                          SHARE SUBSCRIPTION AGREEMENT

         AGREEMENT dated as of March _, 1994 by and between AIRSHIP INTERNATIONAL LTD., a New York corporation (the "Company"), and
____________________________ having an address at _______________________ (the
"Purchaser").

                                   WITNESSETH

         WHEREAS, the Company is in the business of operating lighter-than-air crafts, also known as airships, blimps or dirigibles;

        WHEREAS, the Purchaser desires to subscribe for and purchase, and the Company desires to sell and issue to the Purchaser, the number of shares of the Company's common stock, par value $.01 per share, set forth below.

        NOW, THEREFORE, in consideration of the premises and the respective mutual agreements, covenants, representations and warranties herein contained, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties agree as follows:

         1. Purchase and Sale of Shares. Subject to all of the terms and conditions of this Agreement, the Purchaser hereby subscribes for and shall purchase, and the Company shall sell to the Purchaser, ___________ common shares (the "Shares") of its capital stock for a total purchase price of $_____________ (the "Purchase Price").

         2. Closing.
               (a) Time and Place. The closing (the "Closing") of the transaction contemplated by this Agreement shall be held at the offices of Airship International Ltd., 7380 Sand Lake Road, Suite 200, Orlando, Florida, 32819, at 4:00 p.m. Local time on the date hereof or at such other place and time as may be agreed upon by the parties (the time and date upon which the Closing occurs herein called the "Closing Date").

                (b) Delivery by Company. At the Closing, against payment by Purchaser of the Purchase Price, the Company shall deliver to the Purchaser a share certificate registered in the purchaser's name and representing the Shares, which certificate shall bear the legend set forth in Section 3 (e) hereof.











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               (c) Payment of the Purchase Price the Purchaser. At the Closing,
 the Purchaser shall pay the Purchase Price by means of a bank wire transfer to an account designated by the Company or by such other means as the parties may mutually agree upon.

        3. Purchaser's Representations, Warranties and Covenants. Purchaser represents and warrants to, and covenants with, the Company as follows:

               (a) Investment Intention. Purchaser is acquiring the Shares for Purchaser's own account and not with a present intention to make any sale, disposition, distribution or other transfer of the Shares in a manner that will be in violation of any applicable securities laws.

               (b) Access to Information. Purchaser has the financial sophistication necessary to enable him to make an informed decision relating to his investment in the Company and he has been given adequate opportunity (i) to obtain information and documents relating to the Purchaser's investment in the Shares and (ii) to ask questions and receive answers about such documents and Company, its business and future prospects; and that these opportunities have provided the Purchaser with the information necessary or desirable to make an evaluation of the merits and risks relating to Purchaser's investment.

               (c) Status of and Accredited Investor. Purchaser is an "accredited investor" (as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), a copy of which definition is annexed hereto as Exhibit A.

               (d) Restrictions on Transferability. Purchaser understands that the Shares have not been registered under the Securities Act or under the securities law of any state, and, except as provided in Section 6, that the Company will be under no obligation to register any of the Shares. Purchaser agrees that he will not sell, transfer, encumber or otherwise dispose (collectively, "transfer") his Shares or any interest therein except in accordance with applicable securities laws.

               (e) Legend. To give effect to the restrictions on transfer set forth in Section 3 (d) hereof, Purchaser understands that the certificate representing the Shares shall bear a legend in substantially the following form, and Purchaser shall not transfer any or all of the Shares or any interest therein, except in accordance with the terms of such legend:

               "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and no transfer of such securities may be made in violation of the of the 1933 Act and the rules and regulation promulgated thereunder. Such securities were issued pursuant to a Share Subscription Agreement (the "Agreement") between the registered owner hereof and the issuing corporation which, among other things, restricts the sale, transfer or other disposition of such securities. No sale, transfer or other disposition of such securities or any rights attaching or attendant thereto shall be valid unless made in accordance with the terms, and subject to the conditions, of the Agreement. A copy of Agreement is on file at the office of the issuing corporation."


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         4. Representations, Warranties and Covenants of the CompanY. The
 Company represents and warrants to, and covenants with the Purchaser as follows:

                (a) Authorization. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by all necessary corporate actions of the Company.

                (b) SEC Reports. The Company has previously furnished Purchaser with true and complete copies of its (i) annual reports on Form 10-K for the years ended December 31, 1992 and December 31, 1991, respectively, as filed with the Securities and Exchange Commission (the "SEC"),(ii) proxy statements relating to all meetings of its shareholders during fiscal year 1993 and (iii) all other reports or registration statements filed by the Company with the SEC since December 31, 1993 (collectively, the "SEC Reports"). As of their respective dates, the SEC Reports did not contain any untrue statements of a material fact or omit to state any material fact required to be stated misleading.
                (c) Capitalization. As of the date of this Agreement, the authorized capital stock of the Company consists of (i) 10,000,000 shares of preferred stock, par values $.01 per share of which 2,875,000 shares are outstanding and (ii) 80,000,000 shares of common stock, par value $.01 per share, of which 27,448,000 shares are issued and outstanding. Except for the outstanding options and warrants to purchase shares of the Company's common stock, which are disclosed in Footnote 8 to the Company's audited financial statements included in the 1992 10-K, there are no outstanding or authorized options, warrants or rights to purchase or acquire any capital stock of the Company or any securities convertible into or evidencing the right to subscribe for any shares of its capital stock.

                (d) Validity of Shares. The Shares, when issued, delivered and paid for in accordance with the terms hereof, will be duly delivered and paid for in accordance with the terms hereof, will be duly and validly issued, fully paid and non-assessable and shall be free and clear of all liens, claims and encumbrances.

         5. Mutual Representations. Each party hereto represents and warrants to the other that:

               (a) The execution and delivery of this Agreement and fulfillment of the terms hereof (i) will not constitute a default under or conflict with any agreement or other instrument to which such party is a party or by which such party is bound and (ii) do not require the consent of any person or entity; and

               (b) This Agreement constitutes the valid and binding obligation of such party enforceable against such party in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, moratorium and similar laws affecting creditors rights generally, and (ii) general principles governing the availability of equitable remedies.


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      6. Registration Rights.

                (a) Piggyback and Demand Registration Rights.

                       The Company agrees that prior to June 30, 1994, the Board of Directors of the Company shall authorize the filing of a registration statement under the Securities Act registering shares of its stock of any class on a form other than Form S-4, or Form S-8, it will give notice to Purchaser at least 30 days prior to the date of filing of the proposed registration statement. Upon request by Purchaser with 15 days after receipt of such notice, the Company will use reasonable efforts to include the securities to be registered by such registration statement all of the Shares of the Purchaser.

                (b) Limitations. With respect to any registration statement in which Purchaser's Shares may be included pursuant to the provisions of this
 Section 6, the Company agrees to use its best efforts to register Purchaser's Shares for Sale, and maintain such registration in effect for a period of two years, subject to the following limitations:

                    (i) In no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not so qualified or to take any action that would subject it to tax or to service of process (other than service of process under state securities laws) in any jurisdiction where it is not subject thereto.

                    (ii) The Company will not be obligated to furnish any audited financial statements other than the audited financial statements customarily prepared at the end of the fiscal year or to furnish any unaudited financial information with respect to any period other than interim quarterly periods, unless Purchaser undertakes to pay the additional cost to the Company for such financial statements or financial information.

                   (iii) The Company will pay the expenses of such registration, except that the Purchaser shall pay all underwriting discounts and commissions applicable to his Shares and all legal fees and expenses of his own counsel, if any.

                   (iv) The right of the Purchaser to have his Shares included in any registration statement may not be exercised more than once.

                (c) Indemnification. (i) In connection with any registration of securities pursuant to this Agreement, to the extent permitted by law, the Company shall indemnify the Purchaser and the Purchaser shall indemnify the Company in the manner provided in the Section 6(c).

                    (ii) The Company will indemnify and hold harmless the Purchaser and each underwriter of the Shares being so registered, and each other person, if any, who controls the Purchaser or such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as the case may be, against any losses,


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 claims, damages or liabilities, joint or several, to which the Purchaser or such underwriter or controlling person may become subject under the Securities Act, insofar as such losses, claims, damages or liabilities (or action in respect thereof) arise out of or are based upon any untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus of final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Purchaser or such underwriter and each such controlling person for any legal or any other expenses reasonable incurred by the Purchaser or such underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary prospectus or said prospectus or said amendment or supplement in reliance upon written information furnished to the Company by the Purchaser or such underwriter specifically for use in the preparation thereof, and provided, further however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of the Purchaser or any such underwriter and each such controlling person of such underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Shares, if a copy of the final prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given to such person by or on behalf of the Purchaser or any such underwriter if required by law so to have been delivered, at or prior to written confirmation of the sale of the Shares to such person, and if the final prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

                   (iii) The Purchaser will indemnify and hold harmless the Company, each officer and director and representative of the company and each person who controls the Company to the same extent that the Company agrees to indemnify it but only with respect to the written information relating to the Purchaser specifically for use in the registration statement concerned.

                   (iv) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought hereunder, such person (hereinafter called the indemnified party) shall promptly notify the person against whom such indemnity may be sought (hereinafter called the indemnifying party) in writing of the commencement thereof and the indemnifying party shall have the defense thereof with counsel reasonably satisfactory to the parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be final judgement for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment


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                    (v) If for any reason the indemnification provided for in
 the preceding clauses of this Section 6 is unavailable to any indemnified party or insufficient to hold it harmless as contemplated by the preceding clauses of this Section 6, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the relative benefits received by the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided, no person guilty of fraudulent misrepresentation (within the meaning of Section ll(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     7. Miscellaneous.

                (a) Cooperation. Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated hereby.

                (b) Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed by certified or registered mail, five days after the date of deposit in the mails, as follows:

     if to the Company, one copy to:              with a copy to:

     Airship International Ltd.                   Baer, Marks & Upham
     7380 Sand Lake Road, Suite 200               805 Third Avenue, 20th Floor
     Orlando, Florida, 32819                      New York, New York, 10022
     Attention: Louis J. Pearlman                 Attention: David Mathus
     Telecopier: (407) 345-0888                   Telecopier: (212) 702-5797

 If to the Purchaser, one copy to:
 (See front page.)

       Any party, by notice given in accordance with this Section to the other party, may designate another address or person for receipt of notices hereunder. Notices by a party may be given by counsel to such party.



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                (c) Entire Agreement. This Agreement contains the entire
 agreement among the parties with respect to the subject matter hereof and superseded all prior agreements or undertakings, written or oral, of any nature whatsoever,

                (d) Amendments. This Agreement may not be amended nor shall any waiver, change modification, consent or discharge be effected except by an instrument in writing executed by or on behalf of the party seeding or against whom enforcement of any amendment, waiver, change, modification, consent or discharge is sought.

                (e) No Waiver. Any failure or delay on the party of a party in exercising any power or right hereunder shall not operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power hereunder or otherwise available in law or in equity.

                (f) Severability. If any provisions of this Agreement for any reason shall be held to be illegal, invalid, or unenforceable, such illegality shall not effect any other provision of this Agreement, but this Agreement shall be construed as if such illegal, invalid or unenforceable provision had never been herein.

                (g) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

                (h) Binding Effect. This Agreement and all of its provisions, rights and obligations shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. This Agreement may not be assigned by either party without the express written consent of the other and any purported assignment, unless so consented to, shall be void and without effect. Nothing herein express or implied is intended or shall be construed to confer upon or to give anyone other than the parties hereto and their respective representatives and successors any rights or benefits under or by reason of this Agreement. Accordingly, no party that has not executed this Agreement shall have any right to enforce any of the provisions of this Agreement.

                (i) Counterparts. The Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

                (j) Captions. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.


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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                              AIRSHIP INTERNATIONAL, LTD.


                                              By:  /s/ LOUIS J. PEARLMAN
                                                 _______________________________
                                                 Name: Louis J. Pearlman
                                                 Title: President

                                              By:  /s/
                                                 _______________________________
                                                 Name: Allen & Shelley Glushakow
                                                       (Purchaser)


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